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                                                                   Exhibit 10(a)

   Sutherland                                       1275 Pennsylvania Avenue, NW
    Asbill &                                           Washington, DC 20004-2415
   Brennan LLP                                                      202.383.0100
                                                                fax 202.637.3593
ATTORNEYS AT LAW                                                  www.sablaw.com


     STEPHEN E. ROTH
DIRECT LINE: (202) 383-0158
Internet: sroth@sablaw.com



                               December 22, 2000

Board of Directors
GE Life and Annuity
 Assurance Company
6610 W. Broad Street
Richmond, VA 23230

     Re   GE Life & Annuity Separate Account 4
          ------------------------------------

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain flexible premium variable deferred annuity contracts (File No. 333-47732). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                              Very truly yours,

                              SUTHERLAND ASBILL & BRENNAN LLP



                              By: /s/ Stephen E. Roth
                                 ____________________________________
                                  Stephen E. Roth


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